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                                                                    EXHIBIT 10.4

                              STAN LEE MEDIA, INC.

                               PURCHASE AGREEMENT

      THIS PURCHASE AGREEMENT (the "Agreement") is made as of February 4, 2000 (the "Agreement Date"), by and between Stan Lee Media, Inc., a Colorado corporation (the "Company") with its principal office at 15821 Ventura Boulevard, Suite 675, Encino, California 91436, and the purchasers listed on Schedule A attached hereto (individually, a "Purchaser" and collectively "Purchasers").

                                    RECITALS

      WHEREAS, the Company desires to issue and sell to the Purchaser and the Purchaser desires to purchase from the Company, on the terms and subject to the conditions set forth in this Agreement, 200,000 shares (the "Shares") of the Company's common stock, no par value (the "Common Stock") at $11.00 per share for a total purchase price of $2,200,000.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the respective representations, warranties, covenants and agreements set forth herein, and for other valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                                    Section 1

      Purchase and Sale of Common Stock and Warrants

      1.1 Purchase and Sale of Common Stock. Subject to the terms and conditions of this Agreement, at the Closing (as defined below) each Purchaser, severally and not jointly, agrees to purchase from the Company, and the Company agrees to issue and sell to each Purchaser the number of shares of Common Stock set forth opposite each Purchaser's name on Schedule A hereto at a purchase price (the "Purchase Price") of $11.00 per share.

      1.2 Issuance of Warrants. The Company shall issue to each Purchaser a warrant (individually a "Warrant" and collectively the "Warrants") exercisable for fifty percent (50%) of the number of Shares purchased by such Purchaser. Each Warrant, the form of which is attached hereto as Exhibit D, entitles the registered holder thereof to purchase shares of Common Stock at a price of $11.00 per share, subject to adjustment in certain circumstances, commencing on the date hereof until five years from the Closing (as defined below). The Shares, the Warrants, the Penalty Warrants (defined below) and the shares of Common Stock issuable upon exercise of the Warrants and Penalty Warrants (the "Warrant Shares") are herein collectively referred to as the "Securities."



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                                    Section 2

                             Closing Date; Delivery

      2.1 Closing Date. The completion of the purchase and sale of the Shares will be held at a location mutually agreeable to the parties on February 7, 2000 (the "Closing"). The date of the Closing is hereinafter referred to as the "Closing Date."

      2.2 Delivery. At the Closing, the Company will deliver to Purchaser the certificates evidencing the Shares and an opinion of Jeffrey D. Segal, a Professional Corporation, counsel to the Company, in the form of Exhibit A. Such delivery shall be against payment of the Purchase Price for the Shares by wire transfer of immediately available funds to the Company's bank account (in accordance with instructions furnished by the Company).

                                    Section 3

                  Representations and Warranties of the Company

      The Company represents and warrants to the Purchasers as follows:

      3.1 Organization and Standing. The Company and each of its subsidiaries is a corporation duly organized and validly existing under and by virtue of the laws of the state in which it is incorporated and is in good standing as a domestic corporation under the laws of said state, and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted. Other than as disclosed in Schedule 3.1 hereof, the Company has no subsidiaries or direct or indirect ownership in any firm, corporation or business which either individually or in the aggregate is material to the business of the Company. The Company and each of its subsidiaries is qualified to do business and is in good standing as a foreign corporation in every jurisdiction in which its ownership of property or conduct of business requires it to be so qualified and in which the failure to so qualify would have a material adverse effect on the financial condition or business of the Company or any of its subsidiaries.

      3.2 Corporate Power; Authorization. The Company has all requisite legal and corporate power and authority and has taken all requisite corporate action to duly authorize, execute and deliver this Agreement, to sell and issue the Shares and the Warrant, and to carry out and perform all of its obligations under and contemplated by this Agreement. This Agreement has been duly executed and delivered by an authorized officer of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally, and (b) as limited by equitable principles generally (regardless of whether such enforceability is considered a proceeding in equity or at law).

      3.3 Issuance and Delivery. The Shares, the Warrants and the Penalty Warrants (defined below) have been duly authorized and, when issued and delivered in compliance with this Agreement, will be duly and validly issued and delivered and will be outstanding, fully paid, nonassessable and free and clear of all pledges, liens, encumbrances and restrictions other than

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any liens or encumbrances created by or imposed on the holders thereof through no action of the Company; provided, however, that the Shares, the Warrants and the Penalty Warrants will be subject to restrictions on transfer and state and federal securities laws and as provided herein. The Warrant Shares have been duly authorized and reserved for issuance upon exercise of the Warrant and Penalty Warrant (as applicable), and such shares, when issued upon such exercise in accordance with the terms of the Company's Certificate of Incorporation, the Warrant or the Penalty Warrant (as applicable), and when the price is paid upon exercise of the Warrant or the Penalty Warrant (as applicable), shall be fully paid and nonassessable. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Securities by the Company pursuant to this Agreement. Except as provided in Schedule 3.3, no stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement) to require the Company to register the sale of any securities owned by such holder under the Securities Act of 1933, as amended (the "Securities Act"), in the Registration Statement. Except as provided in Schedule 3.3, no further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Securities to be sold by the Company as contemplated herein.

      3.4 SEC Documents; Financial Statements; Subsequent Events. The Company has filed in a timely manner all documents that the Company was required to file with the Securities and Exchange Commission ("SEC") during the twelve (12) months preceding the date of this Agreement. As of their respective filing dates, all documents filed by the Company with the SEC (the "SEC Documents") complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the Securities Act, as applicable and all rules and regulations thereunder. None of the SEC Documents contained, as of their respective dates, any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, and such SEC Documents, when read as a whole, do not contain any untrue statements of a material fact and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company and each of its subsidiaries included in the SEC Documents (the "Financial Statements") comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with United States generally accepted accounting principles consistently applied, and fairly present the financial position of the Company and any subsidiaries at the dates thereof and the results of the Company's operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal adjustments).

      3.5 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the execution and delivery of this Agreement that has not been accomplished and the consummation of the transactions contemplated by this Agreement except for (a) the filing of a Form D with the SEC with respect to the issuance of the Securities, (b) the filing of a Nasdaq Small Cap Market Notification Form (pursuant to Rule 10b-17 promulgated under the Exchange
Act) with the Nasdaq Small Cap Market, each of which will be filed in a timely manner, if required, and (c)



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qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Securities under applicable state laws, which filings and qualifications, if required, will be accomplished in a timely manner.

      3.6 Exempt Transactions. Subject to the accuracy of the Purchasers' representations and warranties in Section 4 of this Agreement, the offer, sale and issuance of the Securities in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and from the registration or qualification requirements of the laws of any applicable state or United States jurisdiction.

      3.7 No Material Adverse Change. Since September 30, 1999, there have not been any changes in the assets, liabilities, financial condition, business or operations of the Company or any of its subsidiaries from that reflected in the Financial Statements except changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse.

      3.8 Intellectual Property. The Company and its subsidiaries own or possess adequate rights to use all patents, patent rights, inventions, trademarks, trade names, copyrights, licenses, governmental authorizations, trade secrets and know-how that are used or necessary for the conduct of their business as described in the SEC Documents; except as described in the SEC Documents, neither the Company nor any of its subsidiaries has received any notice of, or has any knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent right, invention, trademarks, trade names, copyrights, licenses, governmental authorizations, trade secret or know-how that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as a whole.

      3.9 Authorized Capital Stock. The authorized capital stock of the Company conforms, as of the dates for which such information is given, in all material respects to the statements relating thereto contained in the SEC Documents. The issued and outstanding shares of capital stock of the Company have been duly authorized, validly issued and are fully paid and nonassessable; except as set forth or referred to in the SEC Documents or as otherwise specified in Schedule 3.9, no warrants, options or other rights to purchase, agreements or other obligation to issue, or agreements or other rights to convert any obligation into, any shares of capital stock of the Company have been granted or entered into by the Company. All of the above securities of the Company were issued in compliance with all applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. No holder of any security of the Company is entitled to any preemptive or similar rights to purchase any securities of the Company.

      3.10 Litigation. There are no actions, suits, proceedings or investigations pending or, to the best of the Company's knowledge, threatened against the Company or any of its subsidiaries or properties before or by any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood (in the judgment of the Company) of an adverse decision that (a) would have a material adverse effect on the Company's subsidiaries or properties or assets or the business of the Company or any of its subsidiaries as presently



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conducted or proposed to be conducted, or (b) would impair the ability of the
Company to perform in any material respect its obligations under this Agreement. Neither the Company nor any of its subsidiaries is in default with respect to any judgment, order or decree of any court or governmental agency or instrumentality which, individually or in the aggregate, would have a material adverse effect on the assets, properties or business of the Company or any of its subsidiaries.

      3.11 Preemptive and Registration Rights. There are no preemptive rights, rights of first refusal, repurchase rights or any other right of the Company or any third party as to the Securities which have not been satisfied or waived, and except as provided in this Agreement (including Schedule 3.11 hereto), the Company has not granted or agreed to grant any registration rights that would be applicable to the registration for resale of the Securities pursuant to the Registration Statement, as defined in and contemplated by Section 7.1 hereof, to any person or entity which have not been satisfied or waived.

      3.12 Compliance With Other Instruments. The business and operations of the Company and its subsidiaries have been and are being conducted in accordance with all applicable laws, rules and regulations of all governmental authorities, except for such violations of applicable laws, rules and regulations which would not, individually or in the aggregate, have a material adverse effect on the assets, properties, financial condition or business of the Company or any of its subsidiaries. Neither the execution and delivery of, nor the performance or compliance with, this Agreement and the transactions contemplated hereby, will, with or without the giving of notice or the passage of time, (i) result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any asset or property of the Company or any of its subsidiaries pursuant to any agreement or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of its properties, assets or rights is bound or effected, except for such breach or default or the imposition of any such lien or encumbrance which, either individually or in the aggregate, would not have a material adverse effect on the assets, properties, financial condition or business of the Company or any of its subsidiaries, or
(ii) violate the Certificate of Incorporation or Bylaws of the Company or any of its subsidiaries, or, except as set forth on Schedule 3.12, any law, rule, regulation, judgment, order or decree. Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or Bylaws or in violation of or in default under, any lien, indenture, mortgage, lease, agreement, instrument, commitment or arrangements, except for such defaults which would not, individually or in the aggregate, have a material adverse effect on the assets, properties, financial condition or business of the Company or any of its subsidiaries, or subject to any restriction which would prohibit the Company from entering into or performing its obligations under the Agreement.

      3.13 Brokers or Finders. Except as set for on Schedule 3.13, in connection with this transaction, no person, firm or corporation has or will have, as a result of any act or omission of the Company, any right, interest or valid claim against the Purchasers for any commission, fee or other compensation as a finder or broker in connection with the transactions contemplated by this Agreement.

      3.14 Compliance With Environmental Laws. Except as disclosed in the SEC Documents, neither the Company nor any of its subsidiaries is in violation of any applicable



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statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. Neither the Company nor any of its subsidiaries has any material liability to any governmental authority or other third party arising under or as a result of any such past or existing statute, law or regulation.

      3.15 Contracts. The contracts so described in the SEC Documents or incorporated by reference therein are in full force and effect on the date hereof, except for contracts the termination or expiration of which would, individually or in the aggregate, not have a material adverse effect on the business, properties or assets of the Company or any of its subsidiaries, and neither the Company nor any of its subsidiaries, nor to the Company's knowledge, any other party is in breach of or default under any of such contracts.

      3.16 Properties. The Company and its subsidiaries have good and marketable title to all the properties and assets reflected as owned in the financial statements included in the SEC Documents, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such financial statements or SEC Documents, or (ii) those which are not material in amount and do not adversely affect the use made and promised to be made of such property by the Company and its subsidiaries. The Company and any applicable subsidiary holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company and the subsidiaries. Except as disclosed in the SEC Documents, the Company and its subsidiaries own or lease all such properties as are necessary to their operations as now conducted or as proposed to be conducted.

      3.17 Compliance. Neither the Company nor any of its subsidiaries has been advised or has reason to believe that either it or any of its subsidiaries is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business; except where failure to be so in compliance would not materially adversely affect the condition (financial or otherwise), business, results of operations or prospects of the Company or any of its subsidiaries.

      3.18 Taxes. The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid or accrued all taxes shown as due thereon, and the Company and its subsidiaries have no knowledge of any tax deficiency which has been or might be asserted or threatened against the Company or its subsidiaries which could materially and adversely affect the business, operations or properties of the Company or its subsidiaries.

      3.19 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to the Purchasers hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been complied with fully.

      3.20 Insurance. Each of the Company and its subsidiaries maintains insurance of the types and in the amounts generally deemed adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company and its



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subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

      3.21 Contributions. Neither the Company nor any of its subsidiaries has, directly or indirectly, at any time during the last five years (i) made any unlawful contribution to any candidate for public office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

                                    Section 4

           Representations, Warranties and Covenants of the Purchasers

      Each Purchaser, severally and not jointly, hereby represents and warrants to the Company as follows:

      4.1 Authorization. (i) Purchaser has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement, to purchase the Securities to be purchased by it and to carry out and perform all of its obligations under this Agreement, and (ii) this Agreement constitutes the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights generally and (b) as limited by equitable principles generally (regardless of whether such enforceability is considered a proceeding in equity or at law).

      4.2 Investment Experience. Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Purchaser is aware of the Company's business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Securities.

      4.3 Investment Intent. Purchaser is purchasing the Securities for its own account as principal, and not as a nominee or agent, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act. Purchaser understands that the offer and sale of the Securities have not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares, the Warrants, the Penalty Warrants and the Warrant Shares except in compliance with the Securities Act, and the rules and regulations promulgated thereunder.

      4.4 Registration or Exemption Requirements. Purchaser further acknowledges and understands that the Securities may not be resold or otherwise transferred except in a transaction



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registered under the Securities Act or unless an exemption from such registration is available. Purchaser understands that the certificate(s) evidencing the Securities will be imprinted with a legend that prohibits the transfer of such securities unless (i) they are registered or such registration is not required, and (ii) if the transfer is pursuant to an exemption from registration other than Rule 144 under the Securities Act and, if the Company shall so request in writing, an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the transaction is so exempt.

      4.5 Removal of Legend. Any legend endorsed on a certificate pursuant to this Agreement shall be removed, and the Company shall issue a certificate without such legend to the Purchaser, if such Security is being disposed of pursuant to a registration statement under the Securities Act or pursuant to Rule 144 or any similar rule then in effect or if such holder provides the Company with an opinion of counsel satisfactory to the Company to the effect that a transfer of such Security may be made without registration. In addition, if the holder of such Security delivers to the Company an opinion of such counsel reasonably satisfactory to the Company to the effect that no subsequent transfer of such Security will require registration under the Securities Act, the Company will promptly upon such contemplated transfer deliver new certificates evidencing such security that do not bear the legend set forth in this Agreement.

                                    Section 5

               Conditions to each Purchaser's Obligation to Close

      The obligation of each Purchaser to purchase the Shares and the Warrants at the Closing is subject to the fulfillment as of the Closing Date of the following conditions, any of which may be waived in whole or in part by such Purchaser.

      5.1 Representations and Warranties. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

      5.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

      5.3 Compliance Certificate. The President or Chief Financial Officer of the Company shall have delivered to each Purchaser a certificate, dated as of the Closing Date, certifying that the conditions specified in Sections 5.1 and
5.2 have been fulfilled and stating that since September 30, 1999, there shall have been no material adverse change in the assets, liabilities, financial condition, business or operations of the Company and its subsidiaries from that reflected in the Financial Statements except changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse.

      5.4 Legal Opinion of Company Counsel. Jeffrey D. Segal, a Professional Corporation, counsel to the Company, shall have delivered a legal opinion, addressed to the Purchasers, in the form attached as Exhibit A hereto.





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      5.5 Closing Date. The Closing shall have occurred on or prior to February
7, 2000.

                                    Section 6

                        Conditions to Closing of Company

      The Company's obligation to sell and issue the Shares and the Warrants at the Closing to each Purchaser is subject to the fulfillment or waiver of the following conditions:

      6.1 Representations and Warranties. The representations and warranties made by Purchaser in Section 4 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of such date.

      6.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects.

                                    Section 7

                      Registration Covenants of the Company

               The Company hereby covenants and agrees as follows:

      7.1 Certain Definitions. As used in this Section 7, the following terms shall have the following meanings:

      (a) "Effectiveness Period" shall begin upon the effective date of a Registration Statement and end on the earlier of (i) four years after the effective date of a Registration Statement, (ii) completion of the distribution described in the Registration Statement or (iii) with respect to any Holder, such time as all Registrable Securities held by such Holder may be sold in compliance with Rule 144(k).

      (b) "Holder" shall mean each Purchaser and its officers, directors and employees, and the officers, directors and employees of its affiliates, and any transferee or subsequent transferee of at least 20% of the Registrable Securities originally issued to such Purchaser (other than a transferee who purchases the Registrable Securities in a sale effected pursuant to any Registration Statement or pursuant to Rule 144) provided that such Purchaser has assigned its rights under this Agreement to such transferee, directly or indirectly, such transferee has assumed the obligations of a Holder hereunder and a copy of such written assignment and assumption is provided to the Company.

      (c) "Indemnified Party" and "Indemnifying Party" shall be as defined in
Section 7.6.

      (d) "Losses" shall be as defined in Section 7.6.



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      (e) "Prospectus" shall mean the prospectus included in any Registration
Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, including, without limitation, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

      (f) "Register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

      (g) "Registrable Securities" shall mean the Shares, the Warrant Shares and any other security of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of the Shares or the Warrant Shares; provided, however, that Registrable Securities shall not include any such Shares that have been sold by a Holder under an effective Registration Statement or under Rule 144.

      (h) "Registration Statement" shall mean any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

      (i) "Rule 144" shall mean Rule 144, as promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

      (j) "Rule 158" shall mean Rule 158, as promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

      (k) "Rule 424" shall mean Rule 424 as promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

      (l) "Violation" shall be as defined in Section 7.6.

      7.2 Registration Requirement. Following the Closing, the Company shall:
(i) prepare and file a Registration Statement with the SEC under the Securities Act to register the resale of the Registrable Securities by the Holders within 180 days following the Closing, and (ii) have such Registration Statement declared effective as soon as possible thereafter, and in any event within 225 days following the Closing; and (iii) register for resale the Shares prior to the date the Registration Statement is declared effective (the "Effective Date"), as of any date prior to the Effective Date that the Company registers any of its equity securities that are outstanding on the



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date hereof. If the Registration Statement has not been declared effective with
225 days following the Closing or at any such time as a Penalty Warrant is issued to a Holder, the Company shall also be required to register for resale any and all Warrant Shares issuable on exercise of Penalty Warrants to the same extent they were Shares.

      7.3 Registration Procedures. In connection with the Company's registration obligations under Section 7.2 hereof, the Company shall effect such registration to permit the sale of the Registrable Securities in accordance with the method or methods of disposition as set forth on Exhibit B hereto, and pursuant thereto the Company shall as expeditiously as practicable:

      (a) Before filing any Registration Statement or Prospectus (other than documents that would be incorporated or deemed to be incorporated therein by reference and that the Company is required by applicable securities laws or stock exchange or quotation system requirements to file), furnish to the Holders copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders and their counsel, if any, and the Company shall not file any such Registration Statement or any Prospectus (other than such documents which, upon filing, would be incorporated or deemed to be incorporated by reference therein and that the Company is required by applicable securities laws or stock exchange or quotation system requirements to file) to which the Holders of a majority of the securities covered by such Registration Statement shall reasonably object on a timely basis. In the event of any such objection, the Holders shall provide the Company with any requested revisions to such prospectus or supplement within three (3) business days of such objection.

      (b) Notify the Holder in writing that the Registration Statement has been declared effective on the date that it is declared effective, which notice shall further state that the Registration Statement is not, to the Company's knowledge, subject to any stop order, and provide to holder an opinion of counsel to the Company in substantially the form of Exhibit C hereto. The Company shall also prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period; cause the related Prospectus to be amended or supplemented by any required Prospectus amendment or supplement, and as so amended or supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the methods of disposition intended by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

      (c) Notify the Holders promptly, and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable

Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (iv) of the existence of any fact or the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and so that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (v) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

      (d) Use best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction within the United States, at the earliest practicable time.

      (e) If reasonably requested by the Holders of a majority of the securities being sold, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the Company and the Holders of a majority of such securities agree should be included therein as required by applicable law, (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to any Registration Statement consistent with clause (i) or (ii) above; provided, that the Company shall not be required to take any actions under this paragraph that are not, in the opinion of counsel for the Company, in compliance with applicable law.

      (f) Furnish to each Holder and its counsel, if any, upon written request and without charge to such Holder, at least one conformed copy of the Registration Statement or Statements and any post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits, unless requested in writing by such Holder or counsel).

      (g) Deliver to each Holder and its counsel, if any, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such persons may reasonably request in writing; and the Company hereby consents to the use of such Prospectus or each amendment or supplement thereto by each Holder in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto.

      (h) Use reasonable efforts to register and qualify the Registrable Securities under (or obtain exemption from) the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing; use reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and use reasonable efforts to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject.

      (i) Within five (5) business days following the occurrence of any event contemplated by paragraphs 7.3(c)(iv) or 7.3(c)(v) above, prepare and file with the SEC a supplement or post-effective amendment to each Registration Statement or an amendment or supplement to the related Prospectus or any document incorporated therein by reference or file any other required document (such as a Current Report on Form 8-K) so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (j) If necessary in connection with a disposition of Registrable Securities, make available for inspection, at the offices where normally kept during reasonable business hours, by a representative of any Holder and any attorney or accountant retained by such Holder, financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries as they may reasonably request, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such representative, attorney or accountant in connection with such disposition; provided, that any records, information or documents that are designated by the Company in writing as confidential at the time of delivery of such records, information or documents shall be kept confidential by such Persons, and such Persons shall so agree in writing.

      (k) Comply with all applicable rules and regulations of the SEC and make generally available to its security holders earning statements satisfying the provisions of Section 11 (a) of the Securities Act and Rule 158 thereunder no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company, after the effective date of a Registration Statement, which statements shall cover said 12-month period.

      (l) Cooperate with the Holders and transfer agent and registrar to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as a Holder may request.

      (m) Cause the Shares to be listed on each securities exchange or quotation system on which the Company's Common Stock is then listed no later than the date the Registration Statement is declared effective and, in connection therewith, to the extent applicable, to make any required filings under the Exchange Act and to have such filings declared effective thereunder.

      (n) Provide a transfer agent and registrar for all Shares and Warrant Shares registered pursuant hereunder and a CUSIP number for all such Shares and Warrant Shares, in each case not later than the effective date of such registration.

      In connection with the disclosures in a Registration Statement, as required under the Securities Act, the Company may require a Holder, and each Holder agrees, to furnish to the Company in writing such information regarding the distribution of the Registrable Securities covered by such Registration Statement as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any Holder if such Holder unreasonably fails to furnish such information in writing within a reasonable time after receiving such request. Each Holder agrees promptly to furnish to the Company all information required to be disclosed in such Registration Statement in order to make the information previously furnished to the Company by such Holder not misleading. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the required information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to such Holder or its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

      Each Holder agrees that, upon receipt of any notice from the Company of the happening of (i) any event of the kind described in paragraphs 7.3(c)(ii), 7.3(c)(iii), 7.3(c)(iv) or 7.3(c)(v) hereof, or (ii) a determination by the Company's Board of Directors that it is advisable to suspend use of the Prospectus for a discrete period of time due to pending corporate developments such as negotiation of a material transaction, such Holder will forthwith discontinue disposition of such Registrable Securities covered by the applicable Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by paragraph 7.3(i) hereof, or until such Holder is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. The Company agrees to so advise such Holder promptly after the Company determines that the use of the applicable Prospectus may be resumed. The Company shall not suspend use of a Prospectus or Registration Statement under this paragraph of Section 7.3 more than twice in any 12 month period. Once declared effective by the Commission, if the Prospectus or Registration Statement becomes unavailable for a period greater than the period allowed in the preceding sentence, Purchaser shall be entitled to receive, in addition to all other remedies available at law or in equity, a Penalty Warrant equal to 3% of the number of shares held by Holder for each month (pro rata for partial months) that the Prospectus or Registration Statement is unavailable. Such Penalty Warrant shall be issued on the day after the Prospectus or Registration statement becomes available, at the price and on the terms as provided by section 7.4(b), below. Any period for which use of a Prospectus or Registration Statement is suspended under this paragraph of
Section 7.3 shall be added to the
time for which the Company is required to maintain the effectiveness of such Registration Statement, including the Prospectus constituting a part thereof, under Section 7.3(b).

      7.4 Registration Penalty.

          (a) If the Registrable Securities have not been registered for resale by a date that is 225 days following the Closing (the "Penalty Date"), the Company shall be obligated to issue Holder a Warrant (a "Penalty Warrant") on substantially the form attached hereto as Exhibit D. The number of shares for which each Penalty Warrant is exercisable for is to be determined as follows: for each month (pro rata for partial months) following the Penalty Date that the Registrable Securities have not been registered for resale a Penalty Warrant shall be issued for 3% of the number of Shares held by Holder on the Penalty Date. No Penalty Warrants shall be issuable if the Registration Statement is declared effective within 225 days following the Closing. For the purposes of this subsection (a), a "month" shall be deemed to begin on the same numbered day in each calendar month as the numbered day of the month on which the Closing occurs. As the obligation to issue the Penalty Warrants accrues, the Company shall reserve for issuance the number of shares of Common Stock corresponding number of shares of Common Stock the Penalty Warrants can be exercised.

          (b) Although the obligation to issue Penalty Warrants will begin on the day after the Penalty Date, the Company shall not actually issue such Penalty Warrants until the earlier of (i) the day after the Company first registers the Registrable Securities for resale or (ii) six months and one day after the Penalty Date (the "Penalty Warrant Issuance Date"). In the event clause (ii) in the preceding sentence applies then additional Penalty Warrants shall be issued, pursuant to this subsection, every three months after the first Penalty Warrant Issuance Date, as appropriate (each a "Penalty Warrant Issuance Date" and collectively the "Penalty Warrant Issuance Dates"). The maximum duration of the period of exercisability for each Penalty Warrant shall be until the fifth anniversary of the respective Penalty Warrant Issuance Date. The initial Exercise Price per share of the Penalty Warrant shall be the lower of
(i) $11.00 or (ii) 110% of the price which was the lowest closing sale price of the Common Stock, as reported by the Nasdaq-Amex Stock Market or any exchange on which the Common Stock is traded (or if the stock is not so reported, then as reported by the local over-the-counter market), during the period between the Closing and the respective Penalty Warrant Issuance Date.

      7.5 Restriction on Registration. From the date hereof through a period of 60 days following the date that the Registration Statement is first declared effective, the Company shall not register any securities other than securities issued in connection with (1) any stock option plan, stock purchase plan, stock bonus plan or other plan for the benefit of employees, consultants, officers or directors of the Company or (2) the exercise of any rights, warrants or options heretofore granted or issued by the Company for the acquisition of any securities.

      7.6 Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any of the Registration Statements become effective and whether or not any of the Registrable Securities are transferred pursuant to the Registration Statement. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to designation of the Registrable Securities as eligible for trading on applicable securities exchange or quotation system, and
(B) of compliance with securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company in connection with the Company's performance of its obligations under this Agreement, (v) reasonable fees and disbursements of all independent certified public accountants, (vi) Securities Act liability insurance if the Company so desires such insurance, (vii) fees and expenses of all other persons retained by the Company in connection with the performance by the Company of its duties under this Agreement and (viii) fees and expenses of counsel to Purchaser up to a maximum of $10,000. Except as set forth in the preceding sentences of this paragraph, the Company shall not be responsible for paying the expenses of Holder, or its counsel, incurred in connection with the registration or approval of the Registration Statement or the transactions contemplated thereby by governmental agencies or authorities other than those administering applicable securities laws and applicable exchange or quotation system regulations. In addition, the Company will, in any event, bear its own internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation system on which similar securities issued by the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company.

      7.7 Indemnification.

      (a) By the Company. To the maximum extent permitted by law, the Company will indemnify and hold harmless each Holder of Registrable Securities, each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act, and each underwriter, if any, of Registrable Securities, against any losses, claims, damages, liabilities or expenses (joint or several) (collectively "Losses") to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law. The Company will reimburse each such Holder or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses (or action in respect thereof); provided, however, that the indemnity agreement contained in this Section 7.7 shall not apply to amounts paid in settlement of any such Losses (or action in respect thereof) if such settlement is effected without the consent of the Company (in which case the parties shall first have met and conferred in good faith regarding such settlement), nor shall the Company be liable in any such case for any such Losses (or action in respect thereof) to the extent that they arise out of or are based upon a Violation which arises out of or is based upon information furnished in writing expressly for use in connection with such registration by any such Holder, controlling person, as the case may be; provided, further, that the Company will not be liable to any Holder or controlling person or underwriter, as the case may be with respect to any Losses arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission to state a material fact in any preliminary prospectus which is corrected in an amended, supplemented or final prospectus if the purchaser asserting such Losses purchased from such Holder or underwriter, as applicable, and was not, due to the fault of such Holder, sent or given a copy of such amended, supplemented or final prospectus at or prior to the sale of Registrable Securities to such purchaser.

      (b) By Holders. To the maximum extent permitted by law, each Holder (severally, but not jointly) will, if Registrable Securities held by such Holder are included in the Registrable Securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors and officers, each underwriter, if any, of Registrable Securities, and each person who controls the Company or such underwriter within the meaning of the Securities Act or the Exchange Act, against any Losses to which the Company or any such director or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such Losses (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation arises out of or is based upon information furnished by such Holder in writing expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any such Losses (or actions in respect thereof); provided, however, that the indemnity agreement contained in this Section 7.7(b) shall not apply to amounts paid in settlement of any such Losses (or actions in respect thereof) if such settlement is effected without the consent of the Holder (in which case the parties shall first have met and conferred in good faith regarding such settlement). Each Holder's liability under this Section 7.7(b) shall not exceed the net proceeds received by such Holder from the sale of Registrable Securities held by such Holder included in such registration, qualification or compliance.

      (c) Procedures. Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld or delayed). Without limiting the generality of the foregoing, if the Indemnified Party has been advised in writing by its counsel that representation of both the Indemnified and Indemnifying Party by the same counsel would be inappropriate under standards of professional conduct due to actual or potential differing interests, with respect to such claim or litigation, the Indemnifying Party shall bear the expense of another counsel who shall represent the Indemnified Party and any other persons or entities who have indemnification rights from the Indemnifying Party hereunder, with respect to such claim or litigation, and shall be selected as provided in the first sentence of this
Section 7.7(c). The Indemnified Party may participate in such defense at such party's expense

(except to the extent that the Indemnifying Party is required to pay the expense of such counsel pursuant to this Section 7.7(c)), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent such failure is prejudicial to the Indemnifying Party in defending such claim or litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation.

      (d) Contribution. If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Losses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party (on the one hand) and of the Indemnified Party (on the other) in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      7.8 Information Requirements. The Company shall file in a timely manner the reports required to be filed by it under the Securities Act and the Exchange Act, and if at any time the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 under the Securities Act. The Company further covenants that it will cooperate with any Holder and take such further action as such Holder may reasonably request (including without limitation making such representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act. Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such filing requirements. The Company shall file in a timely manner the reports required to be filed by it under the Exchange Act and shall comply with all other requirements set forth in the instructions to any Securities Act registration form used in connection with any Shelf Registration effected pursuant hereto in order to allow the Company to be eligible to file registration statements on such form.

                                    Section 8

                   Other Affirmative Covenants of the Company

      8.1 Nasdaq Listing. The Company shall use its best efforts to obtain approval for listing of the Shares and the Warrant Shares on the Nasdaq SmallCap Market as soon as practicable following the date hereof.

      8.2 Antidilution. If the Company should decide to issue and sell any additional shares of capital stock of the Company, or any warrants, securities convertible into capital stock of the Company or other rights to subscribe for or to purchase any capital stock of the Company (all such capital stock, warrants, securities convertible into capital stock and other rights being hereinafter collectively referred to as "Additional Securities") for a consideration per share (the "Lower Purchase Price") less than the Purchase Price, then, forthwith upon such issue or sale, the Company shall issue to each Purchaser a number of additional shares of Common Stock in accordance with the following formula:

      AS  = (TPP/LPP) - OS

where

      AS = the number of additional shares of Common Stock to be issued to a Purchaser

      TPP = the total consideration paid by a Purchaser for the Shares

      LPP = the Lower Purchase Price

      OS = the number of original shares of Common Stock each Purchaser acquired pursuant to this Agreement plus the aggregate number of shares of Common Stock, if any, previously issued to such Purchaser pursuant to this section 8.2

If AS is a negative number, then no additional shares of Common Stock shall be issued in connection with the issuance of additional securities.

      8.3 Notice of Adjustment. Upon the requirement to issue additional securities pursuant to Section 8.2 above, then and in each such case, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to each Purchaser, which notice shall state the number of additional shares of Common Stock to be issued, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

      8.4 Termination of Antidilution Adjustment. No additional shares of Common Stock shall be issued to a Purchaser pursuant to Section 8.2 hereof after the last day of a twelve (12) month period beginning on or after the date the Registration Statement is declared effective and during which the average of the closing prices of the Common Stock on the Nasdaq Small Cap Market (or such other exchange on which the Common Stock is registered) over that twelve (12) month period is at least $11.00.

                                    Section 9

                 Restrictions on Transferability of Securities;
                         Compliance with Securities Act

      9.1 Restrictions on Transferability. No Shares, Warrants, Penalty Warrants or Warrant Shares shall be transferred unless (a) such transfer is made in compliance with applicable federal and state securities laws and (b) prior to such transfer, the transferees sign a counterpart to this Agreement pursuant to which it or they agree to be bound by the terms of this Agreement. The Company shall not be required to (a) transfer on its books any shares that shall have been sold or transferred in violation of any of the provisions of this Agreement or (b) treat as the owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

      9.2 Restrictive Legend. Each certificate representing the Securities shall bear substantially the following legend (in addition to any legends required under applicable securities laws):

      THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

      9.3 Transfer of Securities After Registration. Each Purchaser, severally and not jointly, hereby covenants with the Company not to make any sale of the Shares, the Warrants, the Penalty Warrants or the Warrant Shares except either
(i) in accordance with the Registration Statement, in which case Purchaser covenants to comply with the requirement of delivering a current prospectus,
(ii) in accordance with Rule 144, in which case such Purchaser covenants to comply with Rule 144, or (iii) in accordance with another exemption from the registration requirements of the Securities Act. The legend set forth in Section
9.2 will be removed from a certificate representing the Securities following and in connection with any sale of the Securities pursuant to subsection (i) or (ii) hereof, but not in connection with any sale of Shares pursuant to subsection
(iii) hereof, and also will be removed at such time that the Securities may be sold under Rule 144 without restriction as to volume and manner of sale.

      9.4 Purchaser Information. Each Purchaser, severally and not jointly, covenants that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding such Purchaser, under the heading "Selling Security Holders" or "Plan of Distribution" or elsewhere.

                                   Section 10

                                  Miscellaneous

      10.1 Construction. The Company and the Purchasers have participated jointly in the negotiation and drafting of this Agreement. No presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

      10.2 Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted to be given to any party hereunder shall be in writing and shall be deemed given only if delivered to the party personally or sent to the party by telecopy, telegram or by registered or certified mail (return receipt requested) with postage and registration or certification fees thereon prepaid, addressed to the party at its address set forth below:

      If to the Company:

      Stan Lee Media, Inc.
      15821 Ventura Boulevard, Suite 675
      Encino, California 91436

      If to Purchasers, at the address for such Purchaser set forth on the signature page hereto, or as subsequently requested in writing.

      10.3 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      10.4 Survival of Representations, Warranties and Agreements. The representations and warranties of the Company shall survive the execution and delivery of this Agreement. No independent investigation of the Company by Purchasers, their counsel, or any of their agents or employees, shall in any way limit or restrict the scope of the representations and warranties made by the Company in this Agreement. All covenants and agreements set forth herein shall survive the Closing without limitation, except as otherwise specifically provided herein.

      10.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to the conflicts of laws principles thereof.

      10.6 Severability. The parties agree that (a) the provisions of this Agreement shall be severable in the event that any provision hereof is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable,
(b) such invalid, void or otherwise unenforceable provision shall be automatically replaced by another provision which is as similar as possible in terms to such invalid, void or otherwise unenforceable provision but which is valid and enforceable, and (c) the remaining provisions shall remain enforceable to the fullest extent permitted by law.

      10.7 No Third Party Beneficiaries. Nothing herein expressed or implied is intended or should be construed to confer upon or give to any person other than the parties hereto and their successors and assigns any rights or remedies under or by reason of this Agreement.

      10.8 Entire Agreement. This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof, and supersedes any prior agreements or understandings, written or oral, between the parties with respect to the subject matter hereof.

      10.9 Amendment and Waiver. The parties may, by mutual agreement, amend this Agreement in any respect in a writing executed by each party, and any party, as to such party, may waive any of its rights hereunder. To be effective, any such waiver must be in writing and be signed by the party providing such waiver. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which any party may otherwise have at law or in equity. The waiver by any party hereto of any breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach, whether or not similar.

      10.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

      10.11 Headings. The headings preceding the text of the sections and subsections hereof are inserted solely for convenience of reference, and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect.

      10.12 Public Announcement. In the event any party proposes to issue any press release or public announcement concerning any provisions of this Agreement or the transactions contemplated hereby, such party shall so advise the other party hereto, and the parties shall thereafter use their best efforts to cause a mutually agreeable release or announcement to be issued. Neither party will publicly disclose or divulge any provisions of this Agreement or the transactions contemplated hereby without the other parties' written consent, except as may be required by applicable law (including applicable SEC rules and regulations) or stock exchange regulation, and except for communications to employees.

      10.13 Further Assurances. Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

      10.14 Expenses. The Company and Purchaser will each bear their own fees and expenses in connection with the transactions contemplated by this Agreement; provided, that the Company shall pay at the Closing up to $5,000 of legal fees and expenses, collectively, of the Purchasers.

      10.15 Exculpation Among Purchasers. Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling person, officers, directors, partners, agents or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares or the Warrant Shares or the execution of or performance under any of the related documents.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first written above.

                        STAN LEE MEDIA, INC.



                        /s/ Robert M. Schultz
                        -----------------------------
                        Name:  Robert M. Schultz
                        Title: Vice President-Finance

                        PURCHASER:



                        ------------------------------


                        ------------------------------
                        Name:
                             -------------------------
                        Title:
                             -------------------------
                        Address:
                             -------------------------

                                                                       EXHIBIT A
                                  LEGAL OPINION

                                                                       EXHIBIT B
                              PLAN OF DISTRIBUTION

                                                                       EXHIBIT C
                                  LEGAL OPINION

                  , 2000
-----------------


-----------------

Ladies and Gentlemen:

      We have acted as counsel for _______, Inc., a Delaware corporation (the "Company"), in connection with the issuance and sale to you of certain Shares of its common stock, par value $.__ per share, pursuant to the Purchase Agreement dated February _, 2000 (the "Stock Purchase Agreement") among the Company and you and in connection with the Company's registration with the SEC of such Shares for resale by you. This opinion letter is being rendered to you pursuant to Section 7.3(b) of the Stock Purchase Agreement in connection with the SEC declaring effective the Registration Statement for your resale of the Shares. Capitalized terms not otherwise defined in this opinion letter have the meanings given them in the Stock Purchase Agreement.

      In our capacity as counsel to the Company, we have examined, among other things, originals, or copies identified to our satisfaction as being true copies, of the Registration Statement on Form S-1 (File No. 333-____________) initially filed by the Company with the SEC on ____________, 2000, for the purpose of registering the resale of the Shares under the Securities Act; [and amendments thereto]; and oral advice on ______________, 2000, from an SEC staff examiner, that the SEC had declared such Registration Statement, as so amended, effective as of ______ p.m., Washington, D.C. time, on _____________, 2000.

      As used in this opinion letter, the phrase "to our knowledge" means as to matters of fact that, based on the actual knowledge of individual attorneys within the firm principally responsible for handling current matters for the Company (and not including any constructive or imputed notice of any information), no facts have been disclosed to us that have caused us to conclude that the opinions expressed are factually incorrect; but our affirmative factual investigation for the purpose of rendering this opinion letter has been limited to obtaining (a) oral advice received on ___________, from an SEC staff examiner, that the SEC had declared such Registration Statement, as amended, effective at _____ p.m. Washington, D.C. time, on _________ , 2000 and (b) oral advice received on ___________, 2000 from an SEC staff examiner that there is no stop order suspending the effectiveness of the Registration Statement.

      Based upon our examination of and reliance upon the foregoing, we are of the opinion that as of the date hereof:

1. The Registration Statement has become effective under the Securities Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or contemplated by the SEC.

      This opinion letter is rendered as of the date first written above solely for your benefit in connection with the Stock Purchase Agreement and the Registration Statement and may not be delivered to, quoted or relied upon by any person other than you, or for any other purpose, without our prior written consent. Our opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters relating to the Company, the Stock Purchase Agreement, the Registration Statement or the Shares. We assume no obligation to advise you of facts, circumstances, events or developments which hereafter may be brought to our attention and which may alter, affect or modify the opinions expressed herein.

                               Very truly yours,

                                                                       EXHIBIT D

                                FORM OF WARRANT